EXHIBIT 10.1


                             MTM TECHNOLOGIES, INC.

                          ASSOCIATE STOCK PURCHASE PLAN


         1. Purpose. The purpose of the MTM Technologies, Inc. Associate Stock Purchase Plan is to provide Eligible Employees of the Company and its Related Corporations an opportunity to purchase Common Stock. The Board believes that this ownership participation will be to the mutual benefit of Eligible Employees and the Company. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         2.  Definitions.

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the compensation committee appointed by the Board.

         (d) "Common Stock" means the common stock of the Company.

         (e) "Company" means MTM Technologies, Inc.

         (f) "Compensation" means, with respect to any paycheck, either (i) the portion thereof representing the gross remuneration paid for services rendered, or (ii) the portion thereof representing base salary or regular wages, as determined by the Committee.

         (g) "Eligible Employee" means an Employee who is eligible to participate in the Plan pursuant to Section 4(a).

         (h) "Employee" means each individual who is an employee of the Company or a Related Corporation for purposes of Section 423(b)(4) of the Code; provided, however, that the term Employee shall not include any individual (i) who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Related Corporation or (ii) who is on an approved leave of absence that has exceeded 90 days and whose right to reemployment is not guaranteed either by statute or by contract.

         (i) "Fair Market Value" means, as of a particular date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; and


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(iii) if the stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the value established in good faith by the Committee.

         (j) "Offering" means each separate offering of Shares under the Plan that occurs during each Offering Period.

         (k) "Offering Date" means the date on which each Offering Period is to commence, as determined by the Committee.

         (l) "Offering Period" means a period of such duration as determined by the Committee; provided, however, that the duration of the Offering Period shall not exceed 5 years. Offering Periods may run consecutively or may overlap, as determined by the Committee.

         (m) "Participant" means each Eligible Employee who elects to participate in the Plan.

         (n) "Plan" means this MTM Technologies, Inc. Associate Stock Purchase Plan.

         (o) "Purchase Agreement" means the document prescribed by the Committee pursuant to which an Eligible Employee has enrolled to be a Participant.

         (p) "Purchase Date" means the last day of each Offering Period, and such interim dates, as determined by the Committee, on which Shares are purchased pursuant to the Plan.

         (q) "Purchase Price" means the price at which a Share shall be purchased on each Purchase Date, the method for determining which shall be set in advance of each Offering by the Committee; provided, however, that the Purchase Price shall not be less than 95% of the Fair Market Value on the Purchase Date.

         (r) "Related Corporation" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code; provided that such parent corporation or subsidiary corporation shall be a Related Corporation for purposes of the Plan only if it is incorporated under the laws of a state of the United States.

         (s) "Share" means a share of Common Stock.

         (t) "Stock Purchase Account" means a noninterest bearing bookkeeping entry established by the Company, which shall record all amounts deducted from a Participant's Compensation for the purpose of purchasing Shares for such Participant under the Plan, reduced by all amounts applied to the purchase of Shares for such Participant under the Plan. The Company shall not be required to segregate or set aside any amounts so deducted, and such bookkeeping entry shall not represent an interest in any assets of the Company. All deducted amounts shall remain part of the Company's general assets until they are applied to purchase Shares under the Plan, and until such time may be used by the Company for any corporate purpose.


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         3.  Administration.

         (a) The Plan shall be administered by the Committee, which shall have the authority and power to adopt, construe and enforce rules and regulations consistent with the provisions of the Plan. In administering the Plan, the Committee shall ensure that all Eligible Employees have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, any Related Corporation, Participants, and any person claiming any rights under the Plan from or through any Participant, except to the extent the Committee may subsequently modify or take further action with respect to its prior action. The Committee may delegate to officers or managers of the Company or any Related Corporation the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

         (b) Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Related Corporation, the Company's independent certified public accountants or any compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

         4.  Eligibility and Participation.

         (a) During each Offering, each Employee shall be eligible to participate in the Plan; provided, however, that with respect to any Offering, the Committee may exclude Employees described in Section 423(b)(4) of the Code.

         (b) Each Eligible Employee may elect to participate in an Offering by completing a Purchase Agreement at such time in advance of the commencement of the Offering as determined by the Committee.

         (c) Unless otherwise determined by the Committee, and except as otherwise provided in subsection (d), the purchase of Shares under the Plan shall be funded solely through payroll deductions accumulated during the Offering Period. In a Purchase Agreement, an Eligible Employee shall designate the percentage (in whole percentages) of Compensation to be deducted from each paycheck, subject to such maximum percentage limit as may be set by the Committee on a uniform basis. Such payroll deductions shall be credited to the Participant's Stock Purchase Account. Increases or decreases to a Participant's rate of payroll deduction during an Offering Period may be permitted based on uniform rules to be established by the Committee.

         (d) If a Participant ceases to be employed by the Company or any Related Corporation, participation in the Plan shall cease and the entire amount, if any, standing to the Participant's credit in his or her Stock


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Purchase Account shall be refunded to him or her as soon as administratively practicable. If a Participant remains employed by the Company or a Related Corporation, but ceases to be an Eligible Employee, he or she may continue to participate in the Plan through the end of the Offering Period in which such cessation occurs, but may participate thereafter only pursuant to Section 4(a).

         5. Purchase of Shares. Subject to Section 6, on any Purchase Date, there shall be purchased on behalf of each Participant that number of Shares which equals the amount then credited to each Participant's Stock Purchase Account divided by the Purchase Price (rounded down to the nearest whole Share). Any amounts not so applied (i.e., that would result in a fractional Share) shall remain in the Participant's Stock Purchase Account.

         6.  Limitations.

         (a) The aggregate number of Shares that may be purchased under the Plan shall not exceed 1,000,000.

         (b) The aggregate number of Shares that may be purchased by any Participant with respect to any one Offering Period shall not exceed 3,500.

         (c) No Eligible Employee shall be granted the right to purchase Shares under the Plan to the extent that his or her rights to purchase Shares under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and any Related Corporation accrue (i.e., become exercisable) at a rate which exceeds $25,000 worth of Shares (determined at the Fair Market Value of the Shares at the time such rights are granted) for each calendar year in which such right is outstanding at any time.

         (d) In order to satisfy the foregoing limitations, the Committee shall have the right to (i) decrease or suspend a Participant's payroll deductions,
(ii) not apply all or any portion of a Participant's Stock Purchase Account toward the purchase of Shares, and (iii) repurchase Shares previously purchased by a Participant at the Purchase Price paid by the Participant. In respect of
Section 6(a) above, any such method shall be applied on a uniform basis.

         7. Restrictions on Shares. Shares purchased by a Participant shall, for all purposes, be deemed to have been issued at the close of business on the relevant Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such Shares. All Shares purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee and may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant's behalf. The Committee shall have the authority to determine the restrictions, if any, to which Shares shall be subject (including lock-ups and other transfer restrictions), and may condition the delivery of the Shares upon the execution by the Participant of any agreement providing for such restrictions and/or require that the Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee in order to enforce such restrictions.

         8. Adjustments. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Shares or other


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securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the limitations on the number of Shares that may be purchased under Sections 6(a) and (b), (ii) the kind of Shares reserved for purchase under the Plan, and
(iii) the calculation of the Purchase Price.

         9.  General Provisions.

         (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Shares under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         (b) Nonalienation. The right to purchase Shares under the Plan is personal to the Participant, is exercisable only by the Participant during his or her lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such Shares and such residual balance as may remain in the Participant's Stock Purchase Account as of the date the Participant's death occurs; provided, however, that such representative shall be bound by the terms and conditions of the Plan as if such representative were a Participant.

         (c) Taxes. The Company or Related Corporation shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is obligated to collect with respect to the purchase or subsequent sale of Shares, and the Committee shall institute such mechanisms as shall insure the collection of such taxes.

         (d) Disqualifying Disposition. If Shares acquired with respect to an Offering are sold or otherwise disposed of within two years after the Offering Date or within one year after the Purchase Date, the holder of the Shares immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company's or any other corporation's taxable income. The Committee may impose such procedures as it determines may be necessary to ensure that such notification is made (e.g., by requiring that Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee).

         (e) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company or a Related Corporation, nor shall it interfere in any way with the right of


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the Company or a Related Corporation to terminate any employee's employment or other person's service at any time or with the right of the Board or stockholders to remove any director.

         (f) Amendment or Termination of the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Shares previously purchased by the Participant. Upon termination of the Plan, any amounts then credited to a Participant's Stock Purchase Account shall be returned to the Participant.

         (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options or purchase rights otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (h) Effective Date. The Plan shall be effective as of April 15, 2005, subject to approval by the Company's stockholders within 12 months before or after the effective date.

         (i) Term. The Plan shall continue in effect for a term of 10 years after the effective date unless sooner terminated under Section 9(f).

         (j) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.


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